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SUMMARY PROSPECTUS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION
ALL AMERICA FUND

MAY 1, 2012

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-876-4908, by sending an e-mail request to mutualofamerica@merrillcorp.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated May 1, 2012, are incorporated by reference into this summary prospectus.

Investment Objective. The Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. The expenses shown do not include Separate Account expenses which would increase costs if included.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.56%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$57	$181	$317	$722

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the Fund's most recently completed fiscal year, the Fund's portfolio turnover rate was 24.67% of the average value of its portfolio.

Principal Investment Strategies. A portion of the Fund's assets is indexed and a portion is actively managed.

•  Approximately 60% of the Fund's assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

•  Approximately 40% of the Fund's assets are managed by the Adviser, with approximately 20% of the Fund's assets invested in large-cap stocks, approximately 10% invested in small- and mid-cap growth stocks and approximately 10% in small- and mid-cap value stocks.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE, NEW YORK, NY 10022-6839

www.mutualofamerica.com

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•  General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

•  Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

•  Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

•  Index risk: The Fund's investment performance may not precisely duplicate the performance of the index. The Fund may rebalance the portfolio to account for changes in the composition of the index or in the valuations of the stocks within the index.

•  Options and Futures risk: Securities held in the Fund may not be exactly the same as securities in the underlying options or futures contracts and as a result the price of the securities being hedged may not move in the same amount or direction as the underlying index, securities or debt obligation. When the Fund purchases an option, it may lose the entire premium plus costs. When an option is exercised the Fund may be required to sell the security at a price below its market value.

•  Growth Stock risk: Growth stocks generally have above average growth potential, low dividends and high prices relative to standard measures. Growth stocks may not outperform value style investing.

•  Value Stock risk: Value stocks are generally undervalued in the marketplace, with high dividends and low prices relative to standard measures. Value stocks may remain undervalued.

•  Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

•  Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a price equal to their value.

•  Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small capitalization stock or any stock that trades "over-the-counter", than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund's highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund's total returns. The numbers in parentheses are negative, representing a loss of principal.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based, unmanaged index for those periods. A fund's past performance does not necessarily indicate how it will perform in the future.

The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown. Updated performance information is available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Second quarter 2003	15.35%
Worst	Fourth quarter 2008	(21.88)%

Average Annual Total Returns (for periods ended December 31, 2011)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
All America Fund	0.24%	(0.10)%	2.93%
S&P 500® Index (Index reflects no deduction of any charges against the assets)	2.11%	(0.26)%	2.92%

Investment Adviser. Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser for the Fund.

Portfolio Manager. Thomas J. Dillman, President of the Adviser, has managed the large cap value and large cap growth segments of the Fund since 2003. The small and mid cap value segments of the Fund have been managed by Stephen J. Rich, Executive Vice President of the Adviser, since 2004. The small and mid cap growth segments of the Fund have been managed by Marguerite Wagner, Executive Vice President of the Adviser, since its inception in 2005. The index portion of the Fund has been overseen by Benjamin L. Heben, Second Vice President of the Adviser, since July 2010.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder's Mutual of America Regional Office, which can be found on www.mutualofamerica.com or by calling 1-800-914-8716.

Tax Information. The Funds sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Funds are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchases of the Separate Accounts, see the Separate Account prospectus.

AAF